SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

              Texas                      1-6402-1               74-1488375
(State or other jurisdiction of  (Commission file number)   (I. R. S. employer
         incorporation)                                   identification number)

   1929 Allen Parkway, Houston, Texas                              77019
(Address of principal executive offices)                         (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141

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Item 5. Other Events and Regulation FD Disclosure

      On April 22, 2004, Service Corporation International announced the completion of its tender offer for up to $200 million of its 6% Notes due 2005. The Company accepted and purchased $200 million aggregate principal mounts of the Notes as more fully described in the press release filed as Exhibit 99.1 on this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Press release, dated April 22, 2004, issued by Service Corporation International

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 22, 2004                           SERVICE CORPORATION INTERNATIONAL

                                         By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

         Exhibit Number                   Description
         --------------    -------------------------------------------
         99.1              Press release, dated April 22, 2004, issued
                           by Service Corporation International
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